As filed with the Securities and Exchange Commission on December 10, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2014 – October 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Semi-Annual Report
October 31, 2014
(Unaudited)

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2014

Dear Shareholder,

We are pleased to offer this semi-annual report, covering the Monongahela All Cap Value Fund (the “Fund”) for the time period from May 1, 2014 to October 31, 2014. For the six months ending October 31, 2014, the Fund was up 2.67% while the S&P 500 Index (the “S&P 500”), its benchmark, was up 8.22%. As the calendar year has progressed, the market has become increasingly bifurcated as evidenced by the variance in the S&P 500’s 1.87% gain in the third quarter and the Russell 2000’s decline of 7.3% in the same time period. The monolithic march of the heavily indexed, largest 500 stocks has masked the uneven performance in the broader market.

Capital Flows

Since the financial crisis of 2008, the Federal Reserve and central bankers have maintained a very relaxed and accommodating monetary policy, translating into artificially low interest rates.  The historical tsunami of easy money washed over trading rooms, indirectly leading to highly correlated market returns. The term highly correlated markets refers to market conditions in which various classes of securities (i.e. large cap stocks and small cap stocks) move in the same direction regardless of the inherent merits of the underlying individual securities.

In a highly correlated market, the importance and use of individual equity and bond analysis is minimized.  With trading dominated by aggressive high frequency traders, hedge funds, ETFs and  futures trading (they love those S&P 500 minis!), indexes, baskets and futures are bought and sold with little research being done on the individual components.  Interestingly, in the bond market, the thirst for yield has been so great that investors are treating lower grade sovereign risk, like Italy and Spain, as the quality and risk equivalents of US Treasuries.  While the US Ten Year Treasury closed the September quarter with a 2.5% yield, Spain’s ten year bond yielded 2.17% and the Italian ten year bond yielded 2.3%.  Both the Italian and Spanish bonds traded at a premium to the US Treasury equivalent.  Remarkable!

A guiding principle in Graham and Dodd Value Investing is that financial markets are often inefficient.  Through security analysis, individual stocks can be identified that are worth more than their current price.  Over time, the markets will discover the actual value of the security, and the stock price will appreciate towards its true value.  As long as markets are highly correlated, however, this process of discovery is put on hold.  In general, equities go up together and down together in these periods.

As noted in the opening paragraph, an inflection point may have been reached in the third quarter.   In periods of transition from high correlation to low correlation, securities become mispriced.  As capital flow changes, particularly with lower volume securities, the rush for the exit causes exaggerated swings.  Positions that took years to build are dismantled overnight and the laws of supply and demand require price declines in order to clear supply.  A good example is the distribution of II-VI stock over the last four months.

Distribution

Over the last four years, institutions began aggressively accumulating II-VI Inc. and by the end of 2013 were the dominant shareholders.  Most institutions had a momentum or growth profile and some were high frequency traders and ETF Funds.  As II-VI struggled in digesting the Oclaro acquisition, the institutions and fast money began leaving the stock en masse.  In the second quarter, 13 institutions sold their entire position of 3,732,276 shares while 11 new institutions acquired only 300,736 shares:  a 12:1 sell ratio. As the Russell 2000 began to slide, the process accelerated in the quarter with the stock sliding towards $11 per share from $14.46 on June 30th.  Institutions continued to accelerate their selling in the third quarter and that extended into early October. Simply put, the selling overwhelmed patient and price sensitive buyers.

Ultimately, the underlying fair value of a stock is based on its current and future earnings power.  Short term, stock price is often determined by capital flow and distribution. We are comfortable that II-VI’s earnings are at a cyclical trough and we should see growth in net earnings going forward.  At the same time, the short term distribution trends that exaggerated the decline appear to be exhausted.

1

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2014

We remain positive on the long term prospects for II-VI and believe the short term negative distribution trends have turned. In a footnote, the company recently announced a $50 million share buyback.

As the market transitions from a highly correlated to less correlated one, opportunities for out-performance for value investors will be enhanced. Lower market correlation will provide opportunistic entry points for high quality value stocks.

A few notable additions in the six month period ending October 31st include Badger Meter, Federated Investors and Whole Foods Market.

Badger Meter Inc. is a well-managed manufacturer of flow measurement and control technology products.  Municipal water flow represents approximately 70% of sales: the efficiency gained by measuring usage and minimizing waste are significant and represent a growing market.  After visiting the company in September of 2013, we were waiting for a correction to buy at discounted levels.  That moment arrived in July of this year when the stock fell 13% (unrelated to fundamentals) and presented an entry point below our intrinsic value estimates.  The position now represents 2.6% of the total portfolio.

Whole Foods Market Inc. is the nation’s largest grocery store operator of natural and organic foods.  Known for its fresh and healthy high-quality products, the company has experienced significant growth, expanding from one store in 1980 to 401 locations as of September 2014. All companies on this trajectory experience periods of growing pains and in the last year, Whole Foods struggled to adjust to a more competitive natural food market.  An excellent management team and strong balance sheet should allow the company to make the necessary adjustments in order to restore sales and profit margins to the proper levels. During this transition, the stock declined 30% year to date and after trading in the mid-60s in October 2013, shares declined to $37 by mid-October, 2014. The underlying fundamentals remain intact however, and our longer term growth projections suggested that Whole Foods was trading below fair value.   With an entry point of $37.13, Whole Foods now represents 2.2% of the mutual fund portfolio.

Federated Investors Inc. is an investment advisory firm with $370 billion in managed assets as of December 31, 2013.  The company, with roots in the institutional money market funds, has been growing equity assets under management in recent years.  This has helped to offset fee waivers and non-existent margins in the money market business.  Interest rates will rise at some point and Federated is well positioned to benefit when that happens.  In the meantime, Federated has a strong balance sheet, experienced management and a 3.5% yield based on our entry point of $28.86.

Three significant positions were sold in the six month period ending October 31, 2014.  International Business Machines (IBM) continued to disappoint in executing growth strategies while the company increased debt levels inefficiently.  In certain cases, share buybacks are a valuable tool for unduly distressed equities, but the serial buyback programs at IBM are coming at the expense of a weakening balance sheet.

Coach Inc. was removed from the portfolio as a new management team struggled with the transformation of this once iconic brand.  While we respect the vision and strategy of management, the transition may take years rather than quarters and we have moved to the sidelines.

Finally, Bolt Technology Corp., a marine seismic equipment company, was purchased by Teledyne Inc. and we sold our 6,000 share position into the merger announcement.

2

MONONGAHELA ALL CAP VALUE FUND A MESSAGE TO OUR SHAREHOLDERS OCTOBER 31, 2014

Although short term investment trends and fads can temporarily move an investment style out of favor, value investing is in our DNA and we remain comfortable with our bottom up, long term, value investing approach. While extreme and leveraged monetary policy can float all boats for awhile, beware when the tide goes out.  Value investing forces one to examine downside risk.  As Warren Buffet quipped “Only when the tide goes out do you discover who’s been swimming naked.”

Mark Rodgers                              Michael C. Rodgers
Co-Manager                                  Co-Manager

IMPORTANT RISKS AND DISCLOSURES:
Mutual fund investing involves risk, including possible loss of principal. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of October 31, 2014, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

3

MONONGAHELA ALL CAP VALUE FUND PERFORMANCE CHART AND ANALYSIS OCTOBER 31, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index (the “S&P 500”), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 392-9331. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 14.84%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse certain expenses to limit total operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), which is in effect until September 1, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

MONONGAHELA ALL CAP VALUE FUND SCHEDULE OF INVESTMENTS OCTOBER 31, 2014

	Security			Security
Shares	Description	Value	Shares	Description	Value
Common Stock - 85.8%			Utilities - 2.1%
Communications - 3.0%			1,000	National Fuel Gas Co.	$69,230
2,000	Verizon Communications, Inc.	$100,500
			Total Common Stock
Consumer Discretionary - 4.8%			(Cost $2,600,778)		2,830,498
1,900	Murphy USA, Inc. (a)	108,870	Money Market Funds - 16.2%
300	Ralph Lauren Corp.	49,452	532,935	Dreyfus Treasury Prime Cash Management, 0.00% (b) (Cost $532,935)	532,935
		158,322
Consumer Staples - 17.2%			Total Investments - 102.0%
1,400	Alico, Inc.	51,660	(Cost $3,133,713)*		$3,363,433
7,500	Avon Products, Inc.	78,000	Other Assets & Liabilities, Net – (2.0)%		(65,177)
1,700	Campbell Soup Co.	75,089	Net Assets – 100.0%		$3,298,256
3,400	ConAgra Foods, Inc.	116,790
1,400	Dr. Pepper Snapple Group, Inc.	96,950	ADR	American Depositary Receipt
1,400	Walgreen Co.	89,908	(a)	Non-income producing security.
1,500	Whole Foods Market, Inc.	58,995	(b)	Variable rate security. Rate presented is as of October 31, 2014.
		567,392
Energy - 6.0%			* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
1,000	Apache Corp.	77,200	Gross Unrealized Appreciation		$304,908
1,000	Chevron Corp.	119,950	Gross Unrealized Depreciation		(75,188)
		197,150	Net Unrealized Appreciation		$229,720
Financials - 7.8%
11,000	Aegon NV, ADR	89,870	The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2014.
2,500	Federated Investors, Inc., Class B	78,175	The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For
2,000	Old Republic International Corp.	29,540	more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in
6,000	Susquehanna Bancshares, Inc.	58,860	Note 2 of the accompanying Notes to Financial Statements.
		256,445			Investments in
Health Care - 8.4%			Valuation Inputs		Securities
500	Edwards Lifesciences Corp. (a)	60,460	Level 1 - Quoted Prices		$2,830,498
1,000	Eli Lilly & Co.	66,330	Level 2 - Other Significant Observable Inputs		532,935
1,200	Hanger, Inc. (a)	28,716	Level 3 - Significant Unobservable Inputs		-
2,500	Osiris Therapeutics, Inc. (a)	34,075	Total		$3,363,433
2,000	Select Medical Holdings Corp.	28,840
500	Teleflex, Inc.	57,060	The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule
		275,481	of Investments for a further breakout of each security by industry.
Industrials - 7.9%
2,000	Aegion Corp. (a)	36,640	The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the
1,500	CH Robinson Worldwide, Inc.	103,815	period ended October 31, 2014.
2,000	General Electric Co.	51,620	PORTFOLIO HOLDINGS
1,000	Triumph Group, Inc.	69,630	% of Total Investments
		261,705	Communications		3.0%
Materials - 9.1%			Consumer Discretionary		4.7%
500	Airgas, Inc.	55,770	Consumer Staples		16.9%
2,500	Allegheny Technologies, Inc.	82,125	Energy		5.9%
2,293	Ampco-Pittsburgh Corp.	49,964	Financials		7.6%
2,500	Cliffs Natural Resources, Inc.	28,075	Health Care		8.2%
1,000	Freeport-McMoRan, Inc.	28,500	Industrials		7.8%
1,250	The Mosaic Co.	55,388	Materials		8.9%
		299,822	Technology		19.2%
Technology - 19.5%			Utilities		2.0%
500	ANSYS, Inc. (a)	39,280	Money Market Funds		15.8%
1,500	Badger Meter, Inc.	85,380			100.0%
3,200	Corning, Inc.	65,376
1,000	eBay, Inc. (a)	52,500
1,500	Ebix, Inc.	22,125
800	F5 Networks, Inc. (a)	98,384
11,000	II-VI, Inc. (a)	148,390
2,500	NetScout Systems, Inc. (a)	92,150
13,900	Schmitt Industries, Inc. (a)	40,866
		644,451

See Notes to Financial Statements.	5

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2014

	ASSETS
	Total investments, at value (Cost $3,133,713)	$3,363,433
	Receivables:
	Dividends	3,680
Adviser	From investment adviser	16,189
	Prepaid expenses	2,650
	Total Assets	3,385,952

	LIABILITIES
	Payables:
	Investment securities purchased	64,810
	Accrued Liabilities:
	Fund services fees	9,284
	Other expenses	13,602
	Total Liabilities	87,696

	NET ASSETS	$3,298,256

	COMPONENTS OF NET ASSETS
	Paid-in capital	$3,033,033
	Undistributed net investment income	17,058
	Accumulated net realized gain	18,445
	Net unrealized appreciation	229,720
	NET ASSETS	$3,298,256
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	285,535
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$11.55
	* Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	6

MONONGAHELA ALL CAP VALUE FUND STATEMENT OF OPERATIONS OCTOBER 31, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $535)	$22,683
Total Investment Income	22,683
Adviser
EXPENSES
Investment adviser fees	10,731
Fund services fees	88,074
Custodian fees	4,026
Registration fees	2,654
Professional fees	18,155
Trustees' fees and expenses	71
Offering costs	4,017
Miscellaneous expenses	6,747
Total Expenses	134,475
Fees waived and expenses reimbursed	(122,313)
Net Expenses	12,162

NET INVESTMENT INCOME	10,521

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(21,538)
Net change in unrealized appreciation on investments	89,412
NET REALIZED AND UNREALIZED GAIN	67,874
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,395

See Notes to Financial Statements.	7

MONONGAHELA ALL CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

April 30, 2014	#	41943 #	#	*	41759
		For the Six Months Ended October 31, 2014			July 1, 2013* through April 30, 2014
OPERATIONS
Net investment income		$10,521			$8,868
Net realized gain (loss)		(21,538)			61,129
Net change in unrealized appreciation		89,412			140,308
Increase in Net Assets Resulting from Operations		78,395			210,305

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		-			(4,270)
Net realized gain		-			(21,146)
Total Distributions to Shareholders		-			(25,416)

CAPITAL SHARE TRANSACTIONS
Sale of shares		782,751			2,356,177
Reinvestment of distributions		-			25,416
Redemption of shares		(41,423)			(87,999)
Redemption fees		-			50
Increase in Net Assets from Capital Share Transactions		741,328			2,293,644
Increase in Net Assets		819,723			2,478,533

NET ASSETS
Beginning of Period		2,478,533			-
End of Period (Including line (a))		$3,298,256			$2,478,533

SHARE TRANSACTIONS
Sale of shares		68,843			225,788
Reinvestment of distributions		-			2,339
Redemption of shares		(3,546)			(7,889)
Increase in Shares		65,297			220,238

(a) Undistributed net investment income		$17,058			$6,537
* Commencement of operations.

See Notes to Financial Statements.	8

MONONGAHELA ALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended October 31, 2014		July 1, 2013 (a) through April 30, 2014
NET ASSET VALUE, Beginning of Period	$11.25		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.04		0.06
Net realized and unrealized gain	0.26		1.36
Total from Investment Operations	0.30		1.42
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.03)
Net realized gain	—		(0.14)
Total Distributions to Shareholders	—		(0.17)
REDEMPTION FEES (b)	—		—	(c)
NET ASSET VALUE, End of Period	$11.55		$11.25
TOTAL RETURN	2.67	%(d)	14.29	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$3,298		$2,479
Ratios to Average Net Assets:
Net investment income	0.74	%(e)	0.64	%(e)
Net expense	0.85	%(e)	0.85	%(e)
Gross expense (f)	9.40	%(e)	14.84	%(e)
PORTFOLIO TURNOVER RATE	27	%(d)	32	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2014

Note 1. Organization

The Monongahela All Cap Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2014

The aggregate value by input level, as of October 31, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs for the Fund of $24,100 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Note 3. Fees and Expenses

Investment Adviser – Rodgers Brothers, Inc. d/b/a Monongahela Capital Management (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their

11

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2014

affiliates. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through September 1, 2016, to limit annual operating expenses to 0.85% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended October 31, 2014, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$10,731	$65,954	$45,628	$122,313

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended October 31, 2014, were $1,089,959 and $694,450,  respectively.

Note 6. Federal Income Tax

As of April 30, 2014, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$46,816
Unrealized Appreciation	140,012
Total	$186,828

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and the treatment of short-term capital gains.

12

MONONGAHELA ALL CAP VALUE FUND NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2014

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

13

MONONGAHELA ALL CAP VALUE FUND ADDITIONAL INFORMATION OCTOBER 31, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014, through October 31, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 1, 2014	October 31, 2014	Period*	Ratio*
Actual	$1,000.00	$1,026.67	$4.34	0.85%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

14

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 392-9331 (toll free)
mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER
Monongahela Capital Management
800 Cranberry Woods, Suite 200
Cranberry Township, PA  16066

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

211-SAR-1014

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           December 8, 2014

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date           December 8, 2014